Exhibit 10(e)

ONCOR ELECTRIC DELIVERY COMPANY LLC

June 26, 2019

Re:         Note Purchase Agreement, dated as of May 3, 2019 (the “Note Purchase Agreement”), among Oncor Electric Delivery Company LLC, a Delaware limited liability company (the “Company”) and the purchasers listed on Schedule B thereto (the “Purchasers”).  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Note Purchase Agreement.

Ladies and Gentlemen:

The Company and the Purchasers hereby agree that:

1.    The quarterly scheduled interest payments in respect of each Series C Note shall be made on the 15th day of January, April, July and October in each year, commencing with July 15, 2019 rather than on the thirtieth day of June, September, December and March in each year, commencing with June 30, 2019.

2.    Each of Schedule B, Schedule 1(c), Schedule 2(a) and Schedule 2(b) of the Note Purchase Agreement shall be replaced in its entirety with Schedule B, Schedule 1(c), Schedule 2(a) and Schedule 2(b), respectively, attached hereto.

If you are in agreement with the foregoing, please sign the attached counterpart and return it to the Company.

[Signature pages follow]

Very truly yours,

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name: Kevin R. Fease
Title: Vice President and Treasurer

Accepted and agreed to as
of the date hereof:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Ty Bowman
Name: Ty Bowman
Title: Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Ty Bowman
Name: Ty Bowman
Title: Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By: PGIM, Inc., as investment manager

By:	/s/ Ty Bowman
Name: Ty Bowman
Title: Vice President